UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  May 15, 2003

(Date of earliest event reported)

CYGNUS, INC.

(Exact name of registrant as specified in its Charter)

0-18962
(Commission file number)

DELAWARE	94-2978092
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

400 Penobscot Drive Redwood City, California
(Address of principal executive offices including zip code)

(650) 369-4300
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 7.                   Financial Statements and Exhibits.

(c)           Exhibits.

99.1                           Transcript of Cygnus, Inc. First Quarter 2003 Financial Results Conference Call on May 15, 2003.

Item 9.                   Regulation FD Disclosure.

On May 14, 2003, Cygnus, Inc. (“Cygnus”) issued a press release announcing its financial results for the quarter ended March 31, 2003, a copy of which was filed with the U.S. Securities and Exchange Commission (SEC) on Form 8-K on May 14, 2003.  Shortly after the issuance of the May 14, 2003 press release, Cygnus held a conference call discussing its first quarter 2003 financial results and financial guidance.  A transcript of that call is being furnished to the SEC pursuant to this Form 8-K and is attached to this report as Exhibit 99.1.

The information contained in this Form 8-K is being furnished pursuant to Item 12-Results of Operations and Financial Condition and is being presented under Item 9 of Form 8-K as directed by the SEC in Release Nos. 33-8216 and 34-47583 and should not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.  Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of CYGNUS under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2003	CYGNUS, INC.

	By:	/s/ Barbara G. McClung
Barbara G. McClung
Senior Vice President and General Counsel